Exhibit 10.11
CHESAPEAKE FUNDING LLC
$1.0 billion
Series 2009-1 Floating Rate Asset Backed Notes
PURCHASE AGREEMENT
June 2, 2009
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Citigroup Global Markets Inc.
As Representatives of the several Initial Purchasers named in Schedule 1,
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Ladies and Gentlemen:
          CHESAPEAKE FUNDING LLC, a Delaware special purpose limited liability company (the “Issuer”), proposes to issue and sell U.S. $1,000,000,000 principal amount of its Series 2009-1 Floating Rate Asset Backed Notes (the “Securities”). The Securities will be issued pursuant to the Series 2009-1 Indenture Supplement, to be dated as of June 9, 2009 (the “Indenture Supplement”), between the Issuer and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), to the Amended and Restated Base Indenture, dated as of December 17, 2008 (as amended or modified from time to time, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Issuer and the Indenture Trustee. The Issuer is a wholly-owned subsidiary of PHH Sub 2 Inc. (“PHH Sub 2”) and an indirect wholly-owned subsidiary of PHH Corporation (“PHH”). The Issuer makes loans to Chesapeake Finance Holdings LLC (“Holdings”) pursuant to a Loan Agreement among the Issuer, Holdings and D.L. Peterson Trust (the “Origination Trust”), which are secured by, among other things, beneficial interests in certain assets of the Origination Trust. PHH Vehicle Management Services, LLC (“VMS”) acts as administrator of the Issuer and Holdings and acts as the servicer of the assets of the Origination Trust. VMS is an indirect wholly-owned subsidiary of PHH. Holdings is an entity whose sole common member is VMS and whose sole preferred member is PHH Sub 1 Inc. (“PHH Sub 1”), a wholly-owned subsidiary of PHH. VMS, PHH and the Issuer hereby confirm their agreement with the several initial purchasers named in Schedule 1 hereto (the “Initial Purchasers”) concerning the purchase of the Securities from the Issuer by the Initial Purchasers.
          Certain of the Initial Purchasers are financial institutions appearing on the Federal Reserve Bank of New York’s list of Primary Government Securities Dealers Reporting to the Government Securities Dealers Statistics Unit of the Federal Reserve Bank of New York (each in such capacity, a “Primary Dealer”), and may be party to that certain Master Loan and Security Agreement among the Federal Reserve Bank of New York (the “FRBNY”), as Lender, various Primary Dealers party thereto, The Bank of New York Mellon, as Administrator, and The Bank of New York Mellon, as Custodian (the “MLSA”), in the form most recently posted by the

[***]  INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

FRBNY at http://www.newyorkfed.org/markets/talf_docs.html, in connection with the Term Asset-Backed Securities Loan Facility (“TALF”). To the extent expressly provided in this Agreement, and subject to the limitations set forth in Section 23 hereof, certain of the rights, benefits and remedies of the Initial Purchasers under this Agreement will be for the benefit of, and will be enforceable by, each Initial Purchaser who is a Primary Dealer (each a “PD Initial Purchaser”) not only in its capacity as an Initial Purchaser but also in its capacity as a Primary Dealer and as a signatory to a letter agreement making such Primary Dealer a party to the MLSA.
          The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. PHH, VMS and the Issuer have prepared a preliminary offering circular dated May 22, 2009 (the “First Preliminary Offering Circular”) and a second preliminary offering circular dated May 29, 2009 (the “Second Preliminary Offering Circular” and, together with the First Preliminary Offering Circular, the “Preliminary Offering Circular”), and have or will prepare and deliver to the Initial Purchasers, on or promptly after the date hereof, copies of a final offering circular (the “Final Offering Circular”), dated the date hereof, to be used by the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities. Any references herein to the Preliminary Offering Circular and the Final Offering Circular shall be deemed to include all amendments and supplements thereto and all documents incorporated by reference thereto, unless otherwise noted. PHH, VMS and the Issuer hereby confirm that they have authorized the use of the Preliminary Offering Circular, the other Time of Sale Information (as defined below) and the Final Offering Circular in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.
          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.
          At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Circular, as supplemented and amended by a pricing term sheet substantially in the form of Annex B hereto setting forth the terms of the Securities omitted from the Preliminary Offering Circular, and the other written communications listed on Annex A hereto.
          1. Representations, Warranties and Agreements of the Issuer and PHH. (a) The Issuer and PHH jointly and severally represent and warrant to, and agree with, (i) the several Initial Purchasers and (ii) with respect to subsections (a)(i), (ii), (xxi), (xxii), (xxiii) and (xxiv) of this Section 1, the PD Initial Purchasers in their capacities as Primary Dealers with respect to the TALF loans secured by the Securities, on and as of the date hereof and the Closing Date (as defined in Section 3) that:
     (i) The Preliminary Offering Circular, as of its date, did not, the Time of Sale Information, at the Time of Sale did not and on the Closing Date will not, and the Final Offering Circular, as of its date and on the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Issuer and PHH make no representation or warranty as to information contained in or omitted from the Time of Sale Information or the Final Offering Circular in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Issuer through the Representatives by or on behalf of any Initial Purchaser specifically for use therein (the “Initial Purchasers’ Information”);
     (ii) Each of the Preliminary Offering Circular and the Final Offering Circular, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities on the date hereof and on the Closing Date, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act;
     (iii) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Preliminary Offering Circular and the Final Offering Circular, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);
     (iv) The Issuer has been duly formed as a limited liability company and is validly existing and in good standing under the laws of the State of Delaware, is qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, and has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged as described in the Time of Sale Information and the Final Offering Circular;
     (v) The Issuer has the requisite power and authority to execute and deliver this Agreement, the Securities, the Indenture and any other Transaction Document to which it is a party and perform its obligations hereunder and thereunder;
     (vi) Each of the Transaction Documents to which the Issuer is a party has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles;
     (vii) The Issuer is not in violation of the LLC Agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement or lease to which it is a party or by which it or its properties may be bound. The execution and delivery of this Agreement and the Transaction Documents to which the Issuer is a party and the incurrence of the obligations and consummation of the transactions herein and therein contemplated will not conflict with, or constitute a breach of or default under, the LLC Agreement or any contract, indenture, mortgage, loan agreement or lease, to which the Issuer is a party or by which it or its properties may be bound, or any law, administrative regulation or court decree;
     (viii) This Agreement has been duly authorized, executed and delivered by the Issuer;
     (ix) The Securities have been duly authorized for issuance, offer and sale as contemplated by this Agreement and, when authenticated by the Indenture Trustee and issued and delivered against payment of the purchase price therefor, will constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles;
     (x) No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental agency or body is required for the issuance, offer or sale of the Securities by the Issuer in accordance with the terms of this Agreement or for the consummation of the transactions contemplated by this Agreement and the Transaction Documents except to the extent provided for in the Transaction Documents;
     (xi) There are no legal or governmental proceedings pending to which the Issuer is a party or of which any property of the Issuer is the subject (other than any such proceedings involving the Issuer’s property which would not have a Material Adverse Effect) and, to the best of its knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (xii) The Issuer is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended;
     (xiii) As of the Closing Date, the representations and warranties of the Issuer contained in the Transaction Documents to which the Issuer is a party will be true and correct and are repeated herein as though fully set forth herein;
     (xiv) On and immediately after the Closing Date, the Issuer (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Time of Sale Information and the Final Offering Circular) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (A) the present fair market value (or present fair saleable value) of the assets of the Issuer is not less than the total amount required to pay the probable liabilities of the Issuer on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) the Issuer is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) assuming the sale of the Securities as contemplated by this Agreement, the Time of Sale Information and the Final Offering Circular, the

Issuer is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (D) the Issuer is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Issuer is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability;
     (xv) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act;
     (xvi) None of the Issuer, any of its affiliates or any person acting on its or their behalf has engaged or will engage, in connection with the offering of the Securities, in any directed selling efforts (as such term is defined in Regulation S under the Securities Act (“Regulation S”)), and all such persons have complied and will comply with the offering restrictions requirements of Regulation S to the extent applicable;
     (xvii) Neither the Issuer nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act;
     (xviii) None of the Issuer, any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act;
     (xix) There are no securities of the Issuer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system;
     (xx) The Issuer has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities;
     (xxi) Assuming the Securities receive the ratings described in the Preliminary Offering Circular, the Securities satisfy all requirements to be “eligible collateral” (“Eligible Collateral”) as such term is defined under the MLSA with reference to the Term Asset-Backed Securities Loan Facility: Terms and Conditions, effective May 19, 2009 or as in effect on the date of the Preliminary Offering Circular or the date of the Final Offering Circular, posted by the FRBNY at http://www.newyorkfed.org/markets/talf_terms.html and the Term Asset-Backed Securities Loan Facility Frequently Asked Questions, effective May 19, 2009 or as in effect on the date of the Preliminary Offering Circular or the date of the Final Offering

Circular, posted by the FRBNY at http://www.newyorkfed.org/markets/talf_faq.html under TALF;
     (xxii) The Securities and the Unit Leases and the Fleet Receivables underlying the Securities satisfy all applicable criteria for securities relating to “auto loans” under TALF, including that the Securities are being issued to refinance existing Series of Variable Funding Investor Notes with commitment termination dates in 2009 and that the initial aggregate principal amount of the Securities does not exceed the maximum aggregate Invested Amount of such Series; and
     (xxiii) The Preliminary Offering Circular contains, and the Final Offering Circular will contain, all information required to be included therein under TALF in order for the Securities to be Eligible Collateral.
     (xxiv) As of the date hereof and the Closing Date, the representations and warranties of the Issuer and PHH contained in the Certification as to TALF Eligibility to be attached as Annex A to the Final Offering Circular (the “TALF Certification”) are and will be true and correct and are repeated herein as though fully set forth herein.
          (b) PHH and VMS jointly and severally represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof and the Closing Date that:
     (i) VMS (A) has been duly formed and is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware, (B) is qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, except where such lack of qualification or good standing would not have a material adverse effect on its condition (financial or other), business or results of operations or its ability to perform its obligations hereunder or under the Transaction Documents to which it is a party (a “VMS Material Adverse Effect”) and (C) has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged as described in the Time of Sale Information and the Final Offering Circular;
     (ii) VMS has the requisite power and authority to execute and deliver this Agreement and any Transaction Document to which it is a party and perform its obligations hereunder and thereunder;
     (iii) This Agreement and each of the Transaction Documents to which VMS is a party have been duly authorized, executed and delivered by it and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles;
     (iv) VMS is not in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement or lease to which it is a party or by which it or its properties may be bound which would have a VMS Material Adverse Effect. The execution and delivery of this Agreement and the Transaction Documents to which VMS is a party and the incurrence of the obligations and consummation of the transactions herein and therein contemplated will not conflict with, or constitute a breach of or default under any contract, indenture, mortgage, loan agreement or lease, to which VMS is a party or by which it or its properties may be bound, or any law, administrative regulation or court decree, with only such exceptions as would not have a VMS Material Adverse Effect, nor will such action result in any violation of its organizational documents;
     (v) VMS possesses adequate certificates, licenses, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, with only such exceptions as would not have a VMS Material Adverse Effect, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, license, authority or permit;
     (vi) There are no legal or governmental proceedings pending to which VMS, Holdings or the Origination Trust is a party or of which any of its property is the subject that, if determined adversely to it, individually or in the aggregate, could reasonably be expected to have a VMS Material Adverse Effect; and to the best of VMS’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (vii) As of the Closing Date, VMS’s representations and warranties contained in the Transaction Documents to which it is a party will be true and correct and are repeated herein as though fully set forth herein;
     (viii) As of the Closing Date, the representations and warranties of each of Holdings and the Origination Trust contained in the Transaction Documents to which it is a party will be true and correct and are repeated herein as though fully set forth herein;
     (ix) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Circular or the Final Offering Circular has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;
     (x) Since the date as of which information is given in the Time of Sale Information, there has been no material adverse change or any development involving a prospective material adverse change in its, Holdings’ or the Origination Trust’s, condition, financial or otherwise, or in their respective earnings, business affairs, management or business prospects, whether or not arising in the ordinary course of business;
     (xi) The Origination Trust has good and marketable title to the Origination Trust Assets allocated to the Lease SUBI Portfolio and the 1999-1B Sold SUBI Portfolio, free and clear of Liens (except as permitted or contemplated by the Transaction Documents), and has not assigned to any person any of its right, title or interest in any such Origination

Trust Assets, or obtained the release of any such prior assignment other than as described in the Time of Sale Information and the Final Offering Circular;
     (xii) Holdings, as Initial Beneficiary, has made the appropriate allocation of assets within the estate of the Origination Trust to the appropriate SUBI Portfolios, as required by the Origination Trust Documents; and
     (xiii) VMS is the sole common member of Holdings and owns its membership interests therein free and clear of Liens.
          (c) PHH represents and warrants to, and agrees with, the several Initial Purchasers on and as of the date hereof and the Closing Date that:
     (i) PHH (A) has been duly formed and is validly existing as a corporation and is in good standing under the laws of the State of Maryland, (B) is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, except where such lack of qualification or good standing would not have a material adverse effect on its condition (financial or other), business or results of operations or its ability to perform its obligations hereunder or under the performance guaranty of the indemnity and repurchase obligations of VMS under the Servicing Agreement by it, dated October 25, 2001 (the “PHH Guarantee”) (a “PHH Material Adverse Effect”) and (C) has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged;
     (ii) PHH has the requisite power and authority to execute and deliver this Agreement and the PHH Guarantee and to perform its obligations hereunder and thereunder;
     (iii) This Agreement has been duly authorized, executed and delivered by PHH and constitutes its legal, valid and binding obligation enforceable against PHH in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles;
     (iv) The PHH Guarantee has been duly authorized, executed and delivered by PHH and the PHH Guarantee constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles;
     (v) PHH is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement or lease to which it is a party or by which it or its properties may be bound which would have a PHH Material Adverse Effect. The execution and delivery of this Agreement and the PHH Guarantee and the incurrence of the obligations and consummation of the transactions

     (vi) herein and therein contemplated will not conflict with, or constitute a breach of or default under any contract, indenture, mortgage, loan agreement or lease, to which PHH is a party or by which it or its properties may be bound, or any law, administrative regulation or court decree, with only such exceptions as would not have a PHH Material Adverse Effect, nor will such action result in any violation of its certificate of incorporation or by-laws;
     (vii) PHH possesses adequate certificates, licenses, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, with only such exceptions as would not have a PHH Material Adverse Effect, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, license, authority or permit;
     (viii) There are no legal or governmental proceedings pending to which PHH is a party or of which any of its property is the subject that, if determined adversely to it, individually or in the aggregate, could reasonably be expected to have a PHH Material Adverse Effect; and to the best of PHH’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (ix) PHH is the sole common stockholder of each of PHH Mortgage Corporation and PHH Sub 2 and owns its stock therein free and clear of Liens;
     (x) PHH Mortgage Corporation is the sole common stockholder of PHH Sub 1;
     (xi) PHH Sub 2 is the sole member of the Issuer and owns its membership interests therein free and clear of Liens; and
     (xii) PHH Sub 1 is the sole preferred member of Holdings and owns its preferred membership interests therein free and clear of Liens.
          2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuer agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Issuer, the principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule 1 hereto at a purchase price equal to [***] of the principal amount thereof. Interest on the Securities will accrue during each Series 2009-1 Interest Period at the rate of [***] per annum above One-Month LIBOR, as determined in accordance with the Indenture. The Issuer shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.
          (b) The Initial Purchasers have advised the Issuer that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Issuer and VMS that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any

[***]   INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only to (A) persons whom it reasonably believes to be qualified institutional buyers (“Qualified Institutional Buyers”) as defined in Rule 144A under the Securities Act (“Rule 144A”), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. Persons (as defined in Regulation S in the Securities Act) in accordance with Rule 903 of Regulation S, (iv) it has not offered or sold and, prior to the date six months after the date of issuance of the Securities will not offer or sell, any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Financial Services and Markets Act 2000 (the “FSMA”), (v) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuer and (vi) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to such Securities in, from or otherwise involving the United Kingdom. Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from the Issuer pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Time of Sale Information (and any amendment or supplement thereto that the Issuer shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Issuer and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 6(h) and (p), counsel for the Issuer and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.
          (c) The Issuer acknowledges and agrees that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.
          3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, New York, New York, or at such other place as shall be agreed upon by you as the representatives (collectively, the “Representatives”) of the Initial Purchasers and the Issuer, at 10:00 A.M., New York City time, on June 9, 2009 (such date and time of payment and delivery being referred to herein as the “Closing Date”).

          (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Issuer by wire or book-entry transfer of same-day funds to such account or accounts as the Issuer shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Representatives, for the account of each of the Initial Purchasers of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as the Representatives shall have requested in writing not less than two full business days prior to the Closing Date. The Issuer agrees to make one or more global certificates evidencing the Securities available for inspection by the Representatives in New York, New York at least 24 hours prior to the Closing Date.
          4. Further Agreements of the Issuer, PHH and VMS. Each of the Issuer, PHH and VMS, jointly and severally, agrees with each of the several Initial Purchasers and, in the case of subsections (s), (t), (u) and (v) of this Section 4, the PD Initial Purchasers in their capacities as Primary Dealers with respect to the TALF loans secured by the Securities, that:
          (a) the Issuer will advise the Representatives promptly and, if requested, confirm such advice in writing, of the happening of any event at any time prior to the completion of the initial offering of the Securities as a result of which any Time of Sale Information or the Final Offering Circular as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information or the Final Offering Circular is delivered to a purchaser, not misleading; the Issuer shall advise the Representatives promptly of any order preventing or suspending the use of the Time of Sale Information or the Final Offering Circular, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and the Issuer, PHH and VMS shall use their respective best efforts to prevent the issuance of any such order preventing or suspending the use of the Time of Sale Information or the Final Offering Circular or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;
          (b) the Issuer, PHH and VMS shall prepare the Final Offering Circular in a form reasonably acceptable to the Representatives and the Issuer shall furnish promptly to each of the Representatives and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Circular, any other Time of Sale Information and the Final Offering Circular (and any amendments or supplements thereto) as may be reasonably requested;
          (c) prior to making any amendment or supplement to any of the Time of Sale Information or the Final Offering Circular, the Issuer shall furnish a copy thereof to each of the Representatives and counsel for the Initial Purchasers and the Issuer shall not effect any such amendment or supplement to which the Representatives shall reasonably object by notice to the Issuer after a reasonable period to review;
          (d) if, at any time prior to the Closing Date, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Information in order that the Time of Sale Information will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Time of Sale Information to comply with applicable law, the Issuer shall promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Time of Sale Information, as so amended or supplemented, will comply with applicable law;
          (e) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers but in no event in excess of 180 days from the date hereof, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Circular in order that the Final Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary at any such time to amend or supplement the Final Offering Circular to comply with applicable law, the Issuer shall promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Final Offering Circular, as so amended or supplemented, will comply with applicable law;
          (f) for so long as the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer, PHH and VMS shall furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Issuer is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);
          (g) the Issuer shall supply to each Initial Purchaser, on a continuing basis, three (3) copies of all correspondence with, and information that the Issuer and its affiliates make available to, the Indenture Trustee in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby;
          (h) the Issuer shall promptly take from time to time such actions as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may reasonably request; provided that the Issuer shall not be obligated to qualify as a foreign corporation or limited liability company in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction;
          (i) the Issuer, PHH and VMS shall assist the Representatives in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”);

          (j) the Issuer, PHH and VMS shall not, and shall cause their affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;
          (k) the Issuer, PHH and VMS shall not, and shall cause their affiliates not to, authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and the Issuer, PHH and VMS shall not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement, the Time of Sale Information and the Final Offering Circular;
          (l) for a period of 60 days from the date of the Final Offering Circular, the Issuer, PHH and VMS shall not, and shall cause their affiliates not to, offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by the Issuer or any asset-backed securities backed by equipment leases originated by VMS or the Origination Trust (other than the Securities), without the prior written consent of the Representatives;
          (m) the Issuer, PHH and VMS shall not, and shall cause each of their affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;
          (n) each of the Issuer, PHH and VMS shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and each of the Issuer, PHH and VMS shall use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;
          (o) none of the Issuer, PHH or VMS shall take any action prior to the Closing Date which would require the Time of Sale Information or the Final Offering Circular to be amended or supplemented pursuant to Section 4(d) or Section 4(e) of this Agreement;
          (p) the Issuer shall apply the net proceeds from the sale of the Securities as set forth in the Time of Sale Information and the Final Offering Circular under the heading “Use of Proceeds”;
          (q) to the extent that the ratings to be provided with respect to the Securities by S&P and Moody’s is conditional upon the furnishing of documents or the taking of any other actions by the Issuer or any of its affiliates, the Issuer, PHH and VMS shall furnish such documents and take any such other action that is reasonably requested by S&P or Moody’s;
          (r) the Issuer shall furnish to the Representatives copies of each report and certificate and any financial information delivered to the Indenture Trustee pursuant to the Indenture;

          (s) each of the Issuer, PHH and VMS shall take all actions necessary to ensure that, on the Closing Date, the Securities qualify as Eligible Collateral;
          (t) each of the Issuer and PHH shall fully and timely perform all actions required of it pursuant to the TALF Certification, unless any such required action is waived by the FRBNY, or its designated agents;
          (u) upon determining that any statement set forth in paragraph (2) of the TALF Certification was not correct when made or ceased to be correct, the Issuer shall (i) promptly notify each PD Initial Purchaser of such determination, (ii) notify the FRBNY and all registered holders of the Securities in writing of such determination no later than 9:00 A.M., New York City time, on the fourth Business Day following such determination, (iii) issue a press release regarding such determination no later than 9:00 A.M., New York City time, on the fourth Business Day following such determination, and (iv) promptly provide each PD Initial Purchaser a copy of each such notification; and
          (v) upon the occurrence of any Amortization Event, the Issuer shall (i) promptly notify each PD Initial Purchaser of such Amortization Event, (ii) promptly notify the FRBNY and all registered holders of the Securities in writing of such occurrence, which notice shall be delivered to the FRBNY’s custodian at talf@bnymellon.com and to FRBNY at talfreports@ny.frb.org at the same time notice of the Amortization Event is given to the Trustee, (iii) promptly provide each PD Initial Purchaser a copy of each such notification and (iv) include the material details of such Amortization Event in the Monthly Settlement Statement delivered to the Series 2009-1 Investor Noteholders immediately following the occurrence of such Amortization Event.
          5. Written Communications. Each of the Issuer, PHH and VMS hereby represents and agrees that it (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Circular, (ii) the Final Offering Circular and (iii) the documents listed on Annex A, including the pricing term sheet substantially in the form of Annex B, which constitute part of the Time of Sale Information.
          (b) Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Circular, (ii) the Final Offering Circular, (iii) any written communication listed on Annex A, (iv) any written communication prepared by such Initial Purchaser and approved by the Issuer in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included in the Preliminary Offering Circular or the Final Offering Circular.
          6. Conditions of Initial Purchasers’ Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Issuer, PHH and VMS contained herein, to the accuracy of the statements of the Issuer, PHH, Holdings and VMS and their respective officers made in any certificates delivered pursuant hereto, to the performance by the Issuer, PHH and VMS of their obligations hereunder, and to each of the following additional terms and conditions:
          (a) The Final Offering Circular (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers by 5:00 P.M., New York City time, on the fourth Business Day prior to the Closing Date; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.
          (b) None of the Initial Purchasers shall have discovered and disclosed to the Issuer, PHH or VMS on or prior to the Closing Date that (i) the Time of Sale Information, as of the Time of Sale, contained an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omitted to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) the Time of Sale Information or the Final Offering Memorandum, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any act which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Final Offering Circular, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Representatives; and the Issuer, PHH, PHH Sub 1, PHH Sub 2, Holdings, VMS and the Origination Trust shall have furnished to the Representatives all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.
          (d) The Issuer shall have furnished to the Representatives (x) a letter from Deloitte and Touche, LLP, addressed to the Initial Purchasers and dated as of May 29, 2009, in form and substance satisfactory to the Representatives, concerning certain agreed-upon procedures performed in respect of the Origination Trust Assets allocated to the Lease SUBI Portfolio and concerning the accounting, financial and statistical information set forth or incorporated by reference in the Time of Sale Information and (y) a letter from Deloitte and Touche, LLP, addressed to the Initial Purchasers and dated the date hereof, in form and substance satisfactory to the Representatives, concerning certain agreed-upon procedures performed in respect of the Origination Trust Assets allocated to the Lease SUBI Portfolio and concerning the accounting, financial and statistical information set forth or incorporated by reference in the Final Offering Circular.
          (e) The Indenture Supplement shall have been duly executed and delivered by the Issuer and the Indenture Trustee, and the Securities shall have been duly executed and delivered by the Issuer and duly authenticated by the Indenture Trustee.

          (f) The Representatives shall have received a letter from S&P stating that the Securities have received a rating of “AAA” and a letter from Moody’s stating that the Securities have received a rating of “Aaa.”
          (g) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of PHH or VMS which, in the judgment of the Representatives, materially impairs the investment quality of the Securities or makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange; (iii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities; (iv) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war; (v) any material disruption in commercial banking, securities settlement or clearance services in the United States; or (vi) any other substantial national or international calamity or emergency the effect of which, in the case of this clause (vi), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the completion of the sale of and payment for the Securities on the terms and in the manner contemplated by this Agreement and in the Time of Sale Information and the Final Offering Circular (exclusive of any amendment or supplement thereto).
          (h) The Representatives shall have received an opinion of White & Case LLP, special counsel to the Issuer, PHH, Holdings, the Origination Trust and the other Persons named therein, dated the Closing Date and addressed to the Initial Purchasers in the form of Exhibit A attached hereto. The opinion shall specify that the PD Initial Purchasers in their capacities as Primary Dealers with respect to the TALF loans secured by the Securities shall be entitled to rely on (i) the opinion set forth therein that the Securities are Eligible Collateral and (ii) the negative assurances set forth therein with respect to the Time of Sale Information and the Final Offering Circular.
          (i) The Representatives shall have received an opinion of White & Case LLP, special counsel to the Issuer, dated the Closing Date and addressed to the Initial Purchasers in the form of Exhibit B attached hereto.
          (j) The Representatives shall have received an opinion of Joseph W. Weikel, Senior Vice President and General Counsel of VMS, dated the Closing Date and addressed to the Initial Purchasers in the form of Exhibit C attached hereto.
          (k) The Representatives shall have received an opinion of the General Counsel of PHH, dated the Closing Date and addressed to the Initial Purchasers in the form of Exhibit D attached hereto.
          (l) The Representatives shall have received an opinion of Sonnenschein Nath & Rosenthal LLP, counsel for the Indenture Trustee, dated the Closing Date and addressed to the Initial Purchasers and in form and substance satisfactory to the Representatives and to counsel for the Initial Purchasers.

          (m) The Representatives shall have received an opinion of Richards, Layton & Finger, counsel for the Wilmington Trust Company, as Origination Trustee, and special Delaware counsel for the Issuer, VMS, Holdings, the Origination Trust and Raven Funding LLC (“SPV”), dated the Closing Date and addressed to the Initial Purchasers, in the form of Exhibit E attached hereto.
          (n) The Representatives shall have received an opinion of DLA Piper LLP, Maryland local counsel to the Issuer and VMS, dated the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives and to counsel for the Initial Purchasers and to the effect that none of the Origination Trust, Holdings nor the Issuer will be treated as an association taxable as a corporation for Maryland state income or franchise tax purposes.
          (o) The Representatives shall have received an opinion of Drinker Biddle & Reath LLP, special counsel to PHH Funding, LLC (the “Intermediary”), dated the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives and to counsel for the Initial Purchasers.
          (p) The Representatives shall have received an opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date and addressed to the Initial Purchasers, with respect to the validity of the Securities and such other matters as the Representatives may reasonably request.
          (q) The Representatives shall have received an opinion of the Managing Counsel of Wells Fargo Bank, National Association, dated the Closing Date and addressed to the Initial Purchasers, in form and substance satisfactory to the Representatives and to counsel for the Initial Purchasers.
          (r) The Representatives shall have received a certificate or certificates signed by two managers or officers of the Issuer, dated the Closing Date, stating that to the best of their respective knowledge (i) the representations and warranties of the Issuer in this Agreement and any Transaction Documents to which the Issuer is a party are true and correct on and as of the Closing Date or, in the case of the representations and warranties in the Transaction Documents, on and as of the dates specified in such agreements; (ii) that the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; (iii) subsequent to the date as of which information is given in the Time of Sale Information, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of the Issuer except as set forth or contemplated in the Time of Sale Information; and (iv) nothing has come to such managers’ or officers’ attention that would lead such managers or officers to believe that the Preliminary Offering Circular as of its date did not, the Time of Sale Information as of the Time of Sale did not, the Final Offering Circular as of its date did not, and the Time of Sale Information and the Final Offering Circular as of the Closing Date do not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (s) The Representatives shall have received a certificate signed by any two of the managers, President, any Vice President and the Treasurer of VMS, dated the Closing Date, in which such officers shall state that, to the best of their respective knowledge (i) the representations and warranties of VMS in this Agreement and any Transaction Documents to which VMS is a party are true and correct on and as of the Closing Date or, in the case of the representations and warranties in the Transaction Documents, on and as of the dates specified in such agreements; (ii) VMS has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; (iii) subsequent to the date as of which information is given in the Time of Sale Information, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of VMS except as set forth or contemplated in the Time of Sale Information; and (iv) nothing has come to such managers’ or officers’ attention that would lead such managers or officers to believe that the Time of Sale Information as of the Time of Sale did not, the Final Offering Circular as of its date did not, and the Time of Sale Information and the Final Offering Circular as of the Closing Date do not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (t) The Representatives shall have received a certificate signed by two managers or officers of Holdings, dated the Closing Date, in which such managers shall state that, to the best of their respective knowledge (i) the representations and warranties of Holdings in the Transaction Documents to which Holdings is a party are true and correct on and as of the dates specified in such Transaction Documents; (ii) Holdings has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; and (iii) subsequent to the date as of which information is given in the Time of Sale Information, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of Holdings except as set forth or contemplated in the Time of Sale Information.
          (u) The Representatives shall have received a certificate signed by two officers of VMS, in its capacity as Servicer of the Origination Trust, dated the Closing Date, in which the Servicer shall state that, to the best of its knowledge (i) the representations and warranties regarding the Origination Trust in the Transaction Documents are true and correct on and as of the dates specified in such Transaction Documents; (ii) the Origination Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; and (iii) subsequent to the date as of which information is given in the Time of Sale Information, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of the Origination Trust except as set forth or contemplated in the Time of Sale Information.
          (v) The Representatives shall have received a certificate signed by two officers of PHH, dated the Closing Date, in which such officers shall state that, to the best of their knowledge (i) the representations and warranties of PHH in this Agreement are true and correct on and as of the dates specified herein; (ii) PHH has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; (iii) subsequent to the date as of which information is given in the Time of Sale Information, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of PHH; and (iv) nothing has come to such officers’ attention that would lead such officers to believe that the Preliminary Offering Circular as of its date did not, the Time of Sale Information as of the Time of Sale did not, the Final Offering Circular as of its date did not, and the Time of Sale Information and the Final Offering Circular as of the Closing Date do not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (w) The Issuer shall have one or more interest rate caps that satisfy the requirements of Section 5A.11 of the Indenture Supplement.
          (x) The Representatives shall have received a copy of the duly executed supplement to the Base Indenture amending the definition of “Eligible Floating Rate Index”, and such supplement shall be in full force and effect.
          (y) The Representatives shall have received a copy of the duly executed Back-up Servicing Agreement as described under “The Back-up Servicing Agreement” in the Time of Sale Information and the Final Offering Circular.
          (z) The Issuer, PHH and VMS shall have taken all action required by the FRBNY for the Securities to be Eligible Collateral and the Securities shall be Eligible Collateral.
          (aa) The Issuer, PHH and VMS shall have satisfied all applicable requirements under TALF, including, without limitation, the execution and delivery of the following documents:
     (i) on or prior to 12:00 Noon, New York City time, on the date that is four Business Days prior to the Closing Date (or such later time as may be specified by FRBNY) (the “TALF Delivery Date”), a nationally recognized independent accounting firm that is registered with the Public Company Accounting Oversight Board shall have furnished to the FRBNY an attestation, substantially in the form required under TALF, electronically and by mail, postmarked on or prior to such date, to the FRBNY, with a notification to the Representatives that such attestation has been sent to the FRBNY;
     (ii) on or prior to 5:00 P.M., New York City time, on the TALF Delivery Date, the Issuer and PHH, as sponsor, shall have executed the TALF Certification, and delivered the TALF Certification to the FRBNY, with a copy to the Representatives, and included the executed TALF Certification in the Final Offering Circular;
     (iii) on or prior to 12:00 Noon, New York City time, on the TALF Delivery Date, PHH, as sponsor, shall have executed the Indemnity Undertaking relating to the Securities, substantially in the form required under TALF, and delivered such Indemnity Undertaking electronically and by mail, postmarked on or prior to such date to the FRBNY, with a copy to the Representatives;

     (iv) on or prior to 10:00 A.M., New York City time, on the Closing Date, the Issuer shall have delivered the rating agency letters described in paragraph (f) above to the FRBNY; and
     (v) on or prior to the Closing Date, the Issuer and PHH, as sponsor, shall have executed and delivered the Term Asset-Backed Securities Loan Facility Undertaking relating to the Securities (the “TALF Undertaking”), substantially in the form attached hereto as Exhibit F hereto, and delivered a copy to the Representatives.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.
          7. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Representatives, in their absolute discretion, by notice given to and received by the Issuer prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 6(g), 6(r)(iii), 6(s)(iii), 6(t)(iii), 6(u)(iii) or 6(v)(iii) shall have occurred and be continuing.
          8. Reimbursement of Initial Purchasers’ Expenses. If (a) this Agreement shall have been terminated pursuant to Section 7, (b) the Issuer shall fail to tender the Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, VMS shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities.
          9. Indemnification. (a) Each of the Issuer, PHH and VMS shall, jointly and severally, indemnify and hold harmless each Initial Purchaser (including, in the case of a PD Initial Purchaser, in its capacity as a Primary Dealer), its affiliates, their respective officers, directors, shareholders, partners, trustees, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser (including, in the case of a PD Initial Purchaser, in its capacity as a Primary Dealer) within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon:
     (i)(A) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Preliminary Offering Circular, any other Time of Sale Information or the Final Offering Circular or in any amendment or supplement thereto or in any written communication described in Section 5(b)(iv) hereof or Section 5(b)(v) hereof or (B) the omission or alleged omission to state in the

Preliminary Offering Circular, any other Time of Sale Information or the Final Offering Circular or in any amendment or supplement thereto or in any written communication described in Section 5(b)(iv) hereof or Section 5(b)(v) hereof a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuer, PHH and VMS shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers’ Information,
     (ii) the breach of any representation, warranty or covenant made by the Issuer or PHH in the TALF Certification or in any other document provided by the Issuer, VMS or PHH to the FRBNY in connection with the Securities; or
     (iii) the breach of any obligation set forth in Section 4(s), (t) or (u) hereof, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.
          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Issuer, PHH, VMS and their respective affiliates, officers, directors, employees, representatives and agents, and each person, if any, who controls the Issuer, PHH or VMS within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer, PHH or VMS may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular, any other Time of Sale Information or the Final Offering Circular or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Preliminary Offering Circular, any other Time of Sale Information or the Final Offering Circular or in any amendment or supplement thereto a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers’ Information furnished by such Initial Purchaser, and shall reimburse the Issuer, PHH and VMS, as the case may be, promptly upon demand for any legal or other expenses reasonably incurred by the Issuer, PHH or VMS in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.
          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action;

provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action or claim effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action or claim, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          The obligations of the Issuer, PHH, VMS and the Initial Purchasers in this Section 9 and in Section 10 are in addition to any other liability that the Issuer, PHH, VMS or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.
          10. Contribution. If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer, PHH and VMS on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer, PHH and VMS on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, PHH and VMS on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Issuer on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuer, PHH or VMS or information supplied by the Issuer, PHH or VMS on the one hand or to any Initial Purchasers’ Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuer, VMS, PHH and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

          11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuer, VMS, PHH and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Issuer, PHH, VMS and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
          12. Expenses. The Issuer agrees with the Initial Purchasers to pay (a) all costs, expenses, fees and taxes incident to and in connection with the authorization, issuance, sale, preparation and delivery of the Securities; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Circular, the Final Offering Circular and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the reasonable fees and expenses of counsel to the Issuer, PHH, PHH Sub 1, PHH Sub 2, Holdings, the Origination Trust, VMS and independent accountants; (f) the reasonable fees and expenses of counsel to the Initial Purchasers; (g) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (h) any fees charged by rating agencies for rating the Securities; (i) the fees and expenses of the Indenture Trustee and any paying agent (including reasonable related fees and expenses of any counsel to such parties); (j) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (k) the fees and expenses incurred by the Issuer, VMS and PHH in connection with any “roadshow” presentations to investors; and (l) all other costs and expenses incident to the performance of the obligations of the Issuer, PHH and VMS under this Agreement which are not otherwise specifically provided for in this Section 12; provided, however, that except as provided in this Section 12 and Section 8, the Initial Purchasers shall pay their own costs and expenses.
          13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuer, VMS, PHH and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuer, Holdings, VMS, PHH or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.
          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Representatives or the Initial Purchasers, shall be delivered or sent by mail or facsimile to J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Asset-Backed Securities (facsimile no.: (212) 834-6562);

     (b) if to the Issuer, shall be delivered or sent by mail or facsimile to 940 Ridgebrook Road, Sparks, Maryland 21152, Attention: Joseph Weikel (facsimile no.: (410) 771-2530); or
     (c) if to VMS or PHH, shall be delivered or sent by mail or facsimile to 3000 Leadenhall Road, Mount Laurel, New Jersey 07040, Attention: Mark Johnson, (facsimile no.: (856) 917-4278);
provided that any notice to an Initial Purchaser pursuant to Section 9(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuer, VMS and PHH shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by the Representatives.
          15. Definition of Terms. For purposes of this Agreement, (a) the term “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, (b) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act and (c) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.
          16. Initial Purchasers’ Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers’ Information consists solely of the following information in the Preliminary Offering Circular and the Final Offering Circular: the last sentence on the cover page, the second sentence of the 10th paragraph (regarding the intention to make a market for the Securities) under “Plan of distribution” and the 11th paragraph (regarding over-allotment and stabilizing transactions) under “Plan of distribution”.
          17. No Fiduciary Duty. Each of the Issuer, PHH and VMS acknowledge and agree that, in connection with the offering of the Securities contemplated hereunder or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between the Issuer, PHH, VMS and any other person, on the one hand, and the Initial Purchasers, on the other hand, exists; (ii) the Initial Purchasers are not acting as advisor, expert or otherwise, to the Issuer, PHH or VMS, and such relationship between the Issuer, PHH and VMS, on the one hand, and the Initial Purchasers, on the other hand, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchasers may have to the Issuer, PHH or VMS shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Issuer, PHH and VMS. The Issuer, PHH and VMS hereby waive any claims that the Issuer, PHH or VMS may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the offering of the Securities.
          18. No Petition. Each Initial Purchaser hereby agrees that, prior to the date that is one year and one day after payment in full of all obligations under the Indenture, it will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceeding, under any federal or state bankruptcy or similar law.
          19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          20. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by facsimile) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
          21. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
          22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
          23. Limitation on Representations and Covenants of the Issuer, PHH and VMS
          The representations, covenants and agreements made by the Issuer, PHH and VMS in this Agreement to any Primary Dealer shall only extend to a Primary Dealer in connection with the performance by such Primary Dealer of its obligations under TALF, and do not extend to and may not be relied upon by any direct or indirect purchaser or owner of the Securities, or any other Person claiming by or through any such purchaser or owner or any third party beneficiary, for any purpose or in any circumstance, whether on the theory that a Primary Dealer has acted or acts as their agent or otherwise. For the avoidance of doubt, the limitations contained in this Section 23 shall apply only to Primary Dealers in their capacity as such and shall not be construed to limit the representations, covenants and agreements made herein by the Issuer, PHH or VMS to any Initial Purchaser in its capacity as an Initial Purchaser.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Issuer, VMS, PHH and the several Initial Purchasers in accordance with its terms.

Very truly yours, CHESAPEAKE FUNDING LLC
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Senior Vice President and Treasurer

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Senior Vice President and Treasurer

PHH CORPORATION
By:	/s/ Terence Edwards
	Name:	Terence Edwards
	Title:	President and Chief Executive Officer

[Purchase Agreement]

Accepted: J.P. MORGAN SECURITIES INC.
By:	/s/ Marquis Gilmore
	Name:	Marquis Gilmore
	Title:	Managing Director

For itself and as Representative of the
several Initial Purchasers
Address:
J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Attn: Marquis Gilmore, Managing Director
BANC OF AMERICA SECURITIES LLC

By:	/s/ Bill Heskett
	Name:	Bill Heskett
	Title:	Managing Director
For itself and as Representative of the
several Initial Purchasers
Address:
Bank of America Tower
One Bryant Park
New York, NY 10036
Attn: William C. Heskett, Managing Director
[Purchase Agreement]

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Steven Vierengel
	Name:	Steven Vierengel
Title:
For itself and as Representative of the
several Initial Purchasers
Address:
Citigroup Global Markets Inc.
388 Greenwich Street, 19th Floor
New York, New York 10013
[Purchase Agreement]

SCHEDULE 1

Principal Amount of
Initial Purchasers	Securities
J.P. Morgan Securities Inc.	$	[***]
Banc of America Securities LLC	$	[***]
Citigroup Global Markets Inc.	$	[***]
Wachovia Capital Markets, LLC	$	[***]
Scotia Capital (USA) Inc.	$	[***]
RBS Securities Inc.	$	[***]

TOTAL		$1,000,000,000.00

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX A
Additional Time of Sale Information
1.	Term sheet containing the terms of the securities, substantially in the form of Annex B.

2.	Roadshow presentation dated May 2009.

ANNEX B
Pricing Term Sheet

Jt Leads/Books: JPM, BAS, Citi					100% Pot	144A
Co Managers: RBS,Scotia, Wachovia

CL	SIZE	WAL	M/S	PWIN	Exp Final	LGL	Pxg	$
A	1bln	1.92yrs	Aaa/AAA	13-34mths	04/15/12	12/15/20	1ml+200	100.00
HAIRCUT: 10%
TALF Eligible: Yes
144A: Yes
Expected Pricing: Pxd
Expected Settlement: 6/09/09

EXHIBIT F
TERM ASSET-BACKED SECURITIES FACILITY UNDERTAKING
June 9, 2009
          This Term Asset-Backed Securities Loan Facility Undertaking (this “Undertaking”) is executed as of the date first written above by PHH Corporation (the “Sponsor”) and Chesapeake Funding LLC (the “Issuer” and, together with the Sponsor, the “Issuer Parties”). Reference is hereby made to (i) the final offering circular, dated June 2, 2009 (the “Offering Memorandum”), relating to $1,000,000,000 aggregate principal amount of Floating Rate Asset Backed Notes (the “Specified Securities”), issued by the Issuer, (ii) each Master Loan and Security Agreement (the “MLSA”), by and among the Federal Reserve Bank of New York, as lender (“Lender”), the primary dealers party thereto (the “Primary Dealers” and each, individually, a “Primary Dealer”) and The Bank of New York Mellon, as administrator and as custodian, executed in connection with the Term Asset-Backed Securities Loan Facility (the “TALF Program”), and (iii) the certifications and indemnities given by the Issuer Parties to Lender in connection with the Specified Securities (the “Issuer Documents”).
          1. Definitions. Capitalized terms used but not defined herein shall have the meanings specified in the MLSA. In addition, as used herein, the following terms shall have the following meanings (such definition to be applicable to both the singular and plural forms of such terms):
          “Dealer Indemnified Party” means a Relevant Dealer and each person, if any, who controls any Relevant Dealer within the meaning of Section 15 of the Securities Act of 1933, as amended.
          “Relevant Dealer” means any Primary Dealer that is acting as agent on behalf of a Borrower with respect to a Relevant Loan.
          “Relevant Loan” means any Loan for which any of the Specified Securities have been pledged to Lender as Collateral.
          “TALF Provisions” means the portions of the Offering Memorandum that describe, or are relevant to, the qualification of the Specified Securities as Eligible Collateral, including without limitation the descriptions of the terms of the Specified Securities and the assets generating collections or other funds from which the Specified Securities are to be paid.
          2. Representations and Warranties. The Issuer Parties hereby represent, warrant and agree, for the benefit of each Relevant Dealer, as follows:
          (a) Each Specified Security constitutes Eligible Collateral;

2

          (b) The certifications contained in the Issuer Documents are true and correct, and the Issuer Parties will promptly pay and perform their obligations under the Issuer Documents.
          (c) No statement or information contained in the TALF Provisions is untrue as to any material fact or omits any material fact necessary to make the same not misleading.
          3. Indemnity.
          (a) The Issuer Parties shall, jointly and severally agree, upon demand from a Relevant Dealer, to reimburse the Dealer Indemnified Parties for, to indemnify and defend the Dealer Indemnified Parties against, and hold Dealer Indemnified Parties harmless from, any loss, claim, damage, liability and expense (including reasonable attorneys’ fees, court costs and expenses of litigation) incurred by a Dealer Indemnified Party in connection with an Issuer Party’s breach of this Undertaking or the Issuer Documents; provided, however, that an Issuer Party shall not be liable to a Dealer Indemnified Party for such Dealer Indemnified Party’s gross negligence, willful misconduct or fraudulent actions as determined by a court of competent jurisdiction in a final, nonappealable order.
          (b) Each Dealer Indemnified Party shall give the Sponsor written notice of any claim that such Dealer Indemnified Party may have under this indemnity. No Issuer Party shall be liable for any claim that is compromised or settled by a Dealer Indemnified Party without the prior written consent of the Sponsor, provided that Sponsor responded promptly and in such Dealer Indemnified Party’s judgment, adequately, to such Dealer Indemnified Party’s notice of such claim. This indemnity remains an obligation of each Issuer Party notwithstanding termination of the MLSA or the TALF Program or repayment in full of the Relevant Loans, and is binding upon each Issuer Party’s successors and assigns. Upon written demand from a Dealer Indemnified Party, each Issuer Party shall pay promptly amounts owed under this indemnity free and clear of any right of offset, counterclaim or other deduction.
          (c) Each Dealer Indemnified Party’s right to indemnification hereunder shall be enforceable against each Issuer Party directly, without any obligation to first proceed against any third party for whom such Dealer Indemnified Party may act, and irrespective of any rights or recourse that such Issuer Party may have against any such third party.
          4. Acknowledgement. The Issuer Parties hereby acknowledge (a) the existence of the MLSA and the terms thereof and (b) that the Relevant Dealers are obtaining the Relevant Loans, pledging the Specified Securities as collateral therefor and undertaking obligations, in each case as agents on behalf of the Borrowers with respect thereto in reliance on the representations, warranties, covenants and indemnities of the Issuer Parties set forth in this Undertaking. This Undertaking is for the sole benefit of the Dealer Indemnified Parties in connection with the performance by a Related Dealer of its obligations with respect to the TALF Program and not in its capacity as an underwriter of the Specified Securities, and may not be relied upon by (i) the Dealer Indemnified Parties for any other purpose or (ii) any direct or indirect purchaser or owner of the Specified Securities, or any other Person claiming by or

3

through any such purchaser or owner or any third party beneficiary, for any purpose or in any circumstance, whether on the theory that the Primary Dealers act as their agents or otherwise.
     IN WITNESS WHEREOF, the Issuer Parties have duly executed this Undertaking as of the day and year first written above.

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

PHH CORPORATION
By:
Name:
Title: